Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of ENERGY and WATER DEVELOPMENT CORP. (the “Company”) on Form 10-K for the 12 months ended December 31, 2020, as filed with the Securities and Exchange Commission on the date hereof, I, Ralph Hofmeier, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.

The Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.

The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ralph Hofmeier
Ralph Hofmeier President and Chief Executive Officer (Principal Executive Officer)

Dated: September 30, 2021

In connection with the Annual Report of ENERGY and WATER DEVELOPMENT CORP. (the “Company”) on Form 10-K for the 12 months ended December 31, 2020, as filed with the Securities and Exchange Commission on the date hereof, I, Irma Velazquez, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.

The Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.

The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Irma Velazquez
Irma Velazquez Chief Operating Officer (Principal Financial Officer and Principal Accounting Officer)

Dated: September 30, 2021